SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C.  20549

                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                  April 12, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PEOPLES BANCORP INC.
               -----------------------------------------------------
               (Exact name of Registrant as specified in its charter)


                                    0-16772
                          -------------------------
                            Commission File Number


                     Ohio                               31-0987416
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(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                  Identification Number)

          138 Putnam Street
             P.O. Box 738,
            Marietta, Ohio                          45750
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(Address of principal executive offices)         (Zip Code)


           Registrant's telephone number, including area code:
                             (614) 373-3155



                     Not applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant
	Not applicable.

Item 2.  Acquisition or Disposition of Assets
	Not applicable.

Item 3.  Bankruptcy or Receivership
	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.  Other Events
	On April 12, 1999, Peoples Bancorp Inc. announced earnings for the three months ended March 31, 1999. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
	Not applicable.

Item 7.  Financial Statements and Exhibits
	(a) Non required
	(b) Non required
        (c) Exhibits.

          EXHIBIT NUMBER            DESCRIPTION
          --------------            -----------
               99                   News Release issued April 12, 1999

Item 8.  Change in Fiscal Year
	Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
	Not applicable.


                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 12, 1999             PEOPLES BANCORP INC.
                                  Registrant



                              By: /s/ ROBERT E. EVANS
                                      Robert E. Evans
                                      President and Chief Executive Officer




                            INDEX TO EXHIBITS
                            -----------------

    Exhibit Number         Description                                Page
--------------------       -----------------------------------    -----------
          99               News Release issued April 12, 1999          *


*Filed herewith